UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

RMG ML Sports Holdings

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43340	98-1904489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802 PMB 45

Incline Village, NV 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204-1489

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-eighth (1/8) of one Class A ordinary share upon the consummation of the Company’s initial business combination	SHOTU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SHOT	The Nasdaq Stock Market LLC
One right to receive one-eighth (1/8) of one Class A ordinary share upon the consummation of the Company’s initial business combination	SHOTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026, RMG ML Sports Holdings (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right to receive one-eighth (1/8) of one Ordinary Share (the “Rights”) upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-293853) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 27, 2026, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated June 9, 2026 by and between the Company and Santander US Capital Markets LLC, as representative of the several underwriters named on Schedule I thereto (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Rights Agreement, dated June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated June 9, 2026, by and among the Company, RMG ML Sports Holdings Sponsor LLC (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated June 9, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 9, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated June 9, 2026 as filed with the Commission on June 11, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 9, 2026, simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of 210,000 Units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,100,000.

The Private Placement Units are identical to the Units sold in the IPO, except that the Private Placement Units (i) will not be transferable or salable until 30 days after the completion of our initial business combination, subject to certain exceptions and (ii) will be (including the underlying shares) entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2026, in connection with the IPO, Keith Wyness and Robert Warfield were appointed to the board of directors of the Company (the “Board”). James Carpenter, Douglas Horlick and Paul Grinberg remain as members of the Board. Mr. Grinberg, Mr. Wyness and Mr. Warfield are independent directors. Effective June 9, 2026, Mr. Grinberg, Mr. Wyness and Mr. Warfield were appointed to the Board’s Audit Committee, with Mr. Grinberg serving as chair of the Audit Committee; Mr. Grinberg, Mr. Wyness and Mr. Warfield were appointed to the Board’s Compensation Committee, with Mr. Wyness serving as chair of the Compensation Committee; and Mr. Grinberg, Mr. Wyness and Mr. Warfield were appointed to the Board’s Corporate Governance and Nominating Committee, with Mr. Wyness serving as chair of the Corporate Governance and Nominating Committee.

On June 9, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Articles”), effective the same day. The terms of the Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $189,100,000 of the net proceeds from the IPO (which amount includes $250,000 of underwriting commission payable to the underwriter upon the closing of this IPO and $6,000,000 of deferred underwriting commissions) and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 21 months from the closing of the IPO (the “completion window”), subject to applicable law or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Articles not for the purpose of approving, or in conjunction with the consummation of, an initial business combination (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to rights of holders of the Company’s Ordinary Shares or pre-initial business combination activity.

On June 9, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 9, 2026, by and between the Company and Santander US Capital Markets LLC, as representative of the several underwriters named on Schedule I thereto.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated June 9, 2026, by and among the Company, RMG ML Sports Holding Sponsor LLC and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated June 9, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated June 9, 2026, by and between the Company and RMG ML Sports Holdings Sponsor LLC.
10.4	Private Placement Units Purchase Agreement, dated June 9, 2026, by and between the Company and RMG ML Sports Holdings Sponsor LLC.
99.1	Press Release, dated June 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG ML SPORTS HOLDINGS

	By:	/s/ James Carpenter
	Name:	James Carpenter
	Title:	Chief Executive Officer

Dated: June 11, 2026

4